Quarterly Holdings Report
for
Fidelity Freedom® Index 2030 Fund
June 30, 2023
FRX-X30-NPRT1-0823
1.906845.113
Domestic Equity Funds - 36.4%
	Shares	Value ($)
Fidelity Series Total Market Index Fund (a) (Cost $4,901,717,862)	456,722,992	6,690,991,841

International Equity Funds - 24.3%
	Shares	Value ($)
Fidelity Series Global ex U.S. Index Fund (a) (Cost $4,098,151,556)	329,288,843	4,465,156,707

Bond Funds - 35.2%
	Shares	Value ($)
Fidelity Series Bond Index Fund (a)	530,707,908	4,744,528,696
Fidelity Series International Developed Markets Bond Index Fund (a)	104,384,450	895,618,577
Fidelity Series Long-Term Treasury Bond Index Fund (a)	140,267,614	844,411,035
TOTAL BOND FUNDS (Cost $7,370,541,786)		6,484,558,308

Inflation-Protected Bond Funds - 4.1%
	Shares	Value ($)
Fidelity Series 5+ Year Inflation-Protected Bond Index Fund (a) (Cost $875,060,740)	96,769,514	764,479,163

Short-Term Funds - 0.0%
	Shares	Value ($)
Fidelity Cash Central Fund 5.14% (b) (Cost $16,293)	16,290	16,293

TOTAL INVESTMENT IN SECURITIES - 100.0% (Cost $17,245,488,237)	18,405,202,312
NET OTHER ASSETS (LIABILITIES) - 0.0%	(54,513)
NET ASSETS - 100.0%	18,405,147,799

Legend

(a)	Affiliated Fund
(b)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.14%	-	3,392,568	3,376,275	590	-	-	16,293	0.0%
Total	-	3,392,568	3,376,275	590	-	-	16,293

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur. If an Underlying Funds changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Fidelity Series 5+ Year Inflation-Protected Bond Index Fund	685,498,234	95,279,761	1,310,985	105,297	(4,255)	(14,983,592)	764,479,163
Fidelity Series Bond Index Fund	4,463,449,032	360,003,661	8,340,517	34,011,328	(32,585)	(70,550,895)	4,744,528,696
Fidelity Series Global ex U.S. Index Fund	4,232,662,015	192,574,779	73,618,671	-	1,606,310	111,932,274	4,465,156,707
Fidelity Series International Developed Markets Bond Index Fund	864,379,444	47,500,027	5,301,221	12,169,895	(116,442)	(10,843,231)	895,618,577
Fidelity Series Long-Term Treasury Bond Index Fund	821,778,462	56,775,239	9,031,470	6,076,973	(146,467)	(24,964,729)	844,411,035
Fidelity Series Total Market Index Fund	6,402,939,956	134,097,831	365,604,341	17,068,496	20,668,955	498,889,440	6,690,991,841
	17,470,707,143	886,231,298	463,207,205	69,431,989	21,975,516	489,479,267	18,405,186,019

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.
The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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